UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2025

WEBTOON Entertainment Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42144	81-3830533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Wilshire Blvd. Suite 220
Los Angeles, California		90036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (323) 424-3795
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WBTN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 4, 2025, WEBTOON Entertainment Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, holders of 125,770,501 shares of common stock of the Company, representing approximately 96.6% of the voting power of the shares of common stock of the Company as of the close of business on April 11, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy. The following matters, as described more fully in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 23, 2025, were voted on by the stockholders at the Annual Meeting:
Proposal 1 - Election of Directors
The stockholders approved the election of Nancy Dubuc to serve as a Class I director until the 2028 Annual Meeting or until her successor is duly elected and qualified or until her earlier death, resignation or removal. The voting results were as follows:

Votes For	Votes Withheld	Broker Non-Votes
124,774,879	198,928	796,694
Proposal 2 - Advisory Vote on the Compensation of Our Named Executive Officers
The stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
122,872,114	2,100,423	1,270	796,694
Proposal 3 - Advisory Vote on the Frequency of Future Advisory Stockholder Voting on Named Executive Officer Compensation
The stockholders approved, on a advisory, non-binding basis, a frequency of "one year" for holding non-binding advisory votes to approve the compensation of the Company's named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
124,963,904	1,432	3,647	4,824	796,694
Proposal 4 - Ratification of the Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Samil PricewaterhouseCoopers as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Votes Abstain
125,750,691	16,141	3,669

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBTOON Entertainment Inc.

Date:	June 6, 2025	By:	/s/ David J. Lee
		Name:	David J. Lee

		Title:	Chief Financial Officer and Chief Operating Officer